Exhibit 99.1

Thermadyne Holdings Corporation (NASDAQ: THMD) Investor Presentation March, 2010

Slide 2 Forward-Looking Statement Disclaimer These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements present management's expectations, beliefs, plans and objectives and accordingly involve estimates, assumptions, judgments and uncertainties, also involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, adverse charges and volatility in capital markets, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company's current plans, estimates and beliefs and should not be regarded as an indicator of the Company's future operations or financial performance. The forward-looking statements contained herein are made as of the date hereof and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Slide 3 Who We Are Serving Niche Markets Globally for Cutting & Welding Products Including Oxy-Fuel Cutting & Welding Torches & Regulators Plasma Arc Cutting & Welding Systems Arc Welding Power Supplies Arc Welding Torches, Consumables & Accessories Hard Facing & Welding Alloys Filler Metals Slide 3

Slide 4 Stable Financially & Positioned For Growth TCP Continuous Improvement Process Strong Brands in Niche Markets Tiered (Good/Better/Best) Product Strategy Seasoned Management With Global Focus Product Innovation Building Brands Strong Cash Flows From Operations Limited Near Term Debt Maturities Positioned For Growth in 2010 & Beyond Slide 4

Slide 5 Our Plan For Building Future Shareholder Value In A Slow Economy Grow The Top Line Ongoing New Product Innovation Best in Class Customer Service Leveraging Leading Market Position Grow International Business via Specialty Products and Positioning Three-Tiered Product Strategy Gross Margin Improvement of 200 - 300 Bps by 2012 Launch Next Phase of TCP Machinery & Plant Investment ($15-$18M) in 2010 Increase EBITDA Margins to mid teens by 2012 Improve Cash Flow via Working Capital Reduction Supply Chain Integration and Planning Systems Improvements Improve Inventory Turnover By 10%+ Free Cash Flow Applied to Debt Reduction Slide 5

U.S. Steel Shipments 2007 - 2009 Slide 6 ($ millions ) Historic Times For Steel & Thermadyne 40% 50% Slide 6

Slide 7 2007 2008 2009 EBITDA, as adjusted 49.8 64.1 30.1 EBITDA, as % of sales 49.8 64.1 30.1 Annual EBITDA 2007 - 2009 ($ millions ) 35% ($ millions ) 1Q 2Q 3Q 4Q EBITDA, as adjusted 3.6 7.4 9 10.1 EBITDA, as % of sales 0.036 0.074 0.09 0.101 Quarterly EBITDA 2009 (% of Sales) (% of Sales) Adjusted for Foreign Customs Assessment & Venezuelan Bad Debt Responding To Crisis & Preparing For The Future

Slide 8 Resizing Our Operations & Restoring Profitability * Excluding LIFO

Welding Equipment Gas Equipment Arc Accessories Plasma Filler Metals 0.24 0.08 0.056 0.05 0.57 Slide 9 Foundation For Growth - A Leader in Niche Segments Gas Equipment Arc Accessories Plasma Cutting Welding Equipment Filler Metals 0.35 0.17 0.15 0.1 0.23 Note: Market size does not include gases, cylinders, safety products or abrasives. Source: Management. Global Market $12 Billion Target Market Balanced Across the Americas (30%), Europe (30%) and Asia (40%) THMD Product Focus Portfolio of Products - Our Sales Mix Note: Data based on 2009 gross sales US Market Leader US Market Leader

Slide 10 Foundation For Growth - Our Strong Brands Trusted Brands With Strong Market Positions Multi-Price, Multi-Line Product Portfolio Unique Value Proposition For Multiple End Markets 80-85% of Sales From Low-Ticket Torches, Consumables & Accessories Sample Products Oxy-Fuel Cutting Torch (Victor) mig Welding Gun-Arc (Tweco) Plasma Cutting Torch (Thermal Dynamics) Power Supply (Thermal Dynamics / Thermal Arc) Cutting and Welding Outfits (Victor) Consumables Welding Electrodes (Cigweld) Core Brands Slide 10

Slide 11 Grow International Presence Sales By Geography Sales Strong Growth in Asia Pacific Cigweld = #1 Market Position in Australia Automated plasma in China New market potential in Latin America LAFTA duties exemption granted in late 2009 Middle East & other energy related markets providing opportunities 2007 Through 2009 2007 2008 2009 USA 0.59 0.55 0.56 International 0.41 0.45 0.44 Net Sales - USA and International USA International 2007 2008 2009 Americas (excl. USA) 0.08 0.09 0.11 Europe 0.07 0.07 0.07 Middle East & ROW 0.06 0.07 0.02 Asia Pacific 0.19 0.21 0.25 International Sales 19% Asia Pacific 6% Middle East & ROW 7% Europe 8% Americas (Excl US) 7% Europe 7% Europe 21% Asia Pacific 25% Asia Pacific 7% Middle East & ROW 2% Middle East & ROW 9% Americas (Excl US) 11% Americas (Excl US) 41% 45% 44%

Slide 12 Tips, Shield Cups, Gas Diffusers, Nozzles and Carbons; Replaced on a Daily or Weekly Basis Gas, Plasma and Welding Torches, Regulators and Parts Last Six Months to Two Years Non-Discretionary Items 75% of Sales - Margins of 48% Filler Metals Solid Wire, Flux Cored Wire and Electrodes Used in The Welding Process Non-Discretionary Item Used in Welding Process 10% of Sales - Margins of 33% Durable Products Power Sources Usually Last Five to Ten Years Consumables and Torches Fit to These Products 15% of Sales - Margins of 34% Foundation For Growth - Profitable, Recurring Sales Base Consumables and Torches Majority of sales and margin from small ticket, recurring revenue products "Razors" "Razorblades" Note: Sales and Margin data provided are averages from 2008 and 2009

Slide 13 Improving Share & Profits - Three-Tiered Product Strategy Improved Margins in "Best" Category Expanding Market Coverage With "Good" and "Better" Products Description Targeted to The Price Conscious Customer. Basic Features, Functionality, Performance, and Durability. Fit For Purpose. Meets Market Performance Expectations. Good ("Firepower") High-Quality Product For The Value Oriented Customer. Advanced Features, Functionality, Performance, and Durability. Competitively Priced In-Line With Market. Better ("Cutskill") Premium Products. Superior Features, Functionality, Performance, and Durability. Highest-Quality Material and Construction Techniques. Innovative, New Technology. Best Warranty and Support. Premium Price. Best ("Professional") Sample Brands

2007 2008 2009 Slide 14 Strengthening Our Brands - New Innovative Products High Precision Plasma automation machines built on new XT-300 torch Synergic Pulse welding systems & Mig guns Manual plasma systems Plasma Automation with new digital gas control box Inverter welding machines for casual user Innovative gas regulator 230 Total Patents - 80 Since 2001 New Product Introductions Continuing Slide 14

2007 2008 2009 Manufacturing Labor & OH 10.1 6.5 5.6 Product Materials 6.9 8.7 2.7 SG&A 1.9 2.1 4.1 Distribution 1.3 0.7 0 Slide 15 Cost Reductions via Continuous Improvement (TCP) THMD Built Through Acquisition - Integration & Efficiency Opportunities Exploited & Remaining Ongoing Around The Globe = 300-400 Projects Annually New Phase Launching in 2010 = $15M to $18M of Capital Expenditures Building & Equipment Expansions in Tex Mex Manufacturing Improving Gross Margin 200-300 Bps By 2012 (Millions) Annual Cost Savings Slide 15

Increasing Cash Flows ($ millions) Slide 16 Working Cap Use ( $1) Working Cap Use ($11) Operations $55 Operations $60 Operations $30 Debt Reduction Taxes Cap Ex Interest Debt Reduction Taxes Cap Ex Interest Debt Reduction Taxes Cap Ex Interest 2007 2008 2009 Working Capital $14 Operations $55 Operations $60 Operations $30 Proforma excluding early payments

Slide 17 Cash Flows From Working Capital Efficiency (Millions) Inventory December 31, 2007 2009 2008 2010 $91 $74 $102 Cash from Working Capital reductions = $33M in 2009 before year end vendor prepayments Inventory and receivables reductions Early Payment of supplier invoices and customer rebates in December 2009 ($16M) Inventory of $74M at December 2009 still too high 3.6 Months Supply at December 2009 Goal = 3.0 Months Supply Goal of 3.0 Months *Turns based on T3M Cost of Goods Sold, Annualized *3.6 Months *3.2 Months *3.9 Months

Limited Debt Maturities 2007 2008 2009 Net Debt 218.4 222.1 186 Net Debt, less year-end prepays 218.4 222.1 202.1 Proforma excluding early payments Slide 18

Slide 19 Outlook For 2010 Sales Stable And Growing Solid Demand in Asia Pacific Region Modest Increases in U.S., Latin America, Middle East & Canada New Products Receiving Positive Market Reaction Gross Margins Improving Increasing Benefit of Lower Material Costs and TCP Higher Production Volume = Improving Leverage TCP Operational Efficiency and Cost Savings Cash Flows Positive Improved Inventory Turnover Operational Results Improving EBITDA Margins Capital Expenditures of $15-$18M Driving TCP & Future Gross Margin Improvement Debt Repayment of $20M+ Slide 19